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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): APRIL 3, 2000


                              BLUE RHINO CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-24287                  56-1870472
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                  File No.)            Identification No.)



104 Cambridge Plaza Drive, Winston-Salem, North Carolina             27104
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (336) 659-6900


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


         This Amendment No. 1 to the Current Report on Form 8-K for Blue Rhino Corporation ("Blue Rhino") is being filed to provide the financial statements and Pro Forma financial information required by Item 7.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements and pro forma information are filed as part of this report.


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(a)   Financial Statements of Businesses Acquired

        UNIFLAME, INC. AND ITS SUBSIDIARY ("UNIFLAME").

          Independent Auditors' Report (Friduss, Lukee,
          Schiff & Co., P.C.) (Exhibit 99.1)                                  1

          Balance Sheets as of December 31, 1999 and 1998 (Exhibit 99.1)      2

          Statements of Income for the years ended
          December 31, 1999 and 1998 (Exhibit 99.1)                           4

          Statements of Stockholders' Equity for the years ended
          December 31, 1999 and 1998 (Exhibit 99.1)                           5

          Statements of Cash Flows for the years ended
          December 31, 1999 and 1998 (Exhibit 99.1)                           6

          Notes to Financial Statements (Exhibit 99.1)                        8

        COMBINED FINANCIAL STATEMENTS OF INTERNATIONAL PROPANE
        PRODUCTS, LLC ("IPP") AND BISON VALVE, LLC ("BISON").

          Independent Auditors' Report (Ernst & Young LLP)
          (Exhibit 99.2)                                                      1

          Combined Balance Sheets as of December 31, 1999 and 1998
          (Exhibit 99.2)                                                      2

          Combined Statements of Operations and Changes in Accumulated
          Deficit for the year ended December 31, 1999 and the period
          from February 13, 1998 (date of inception) to                       3
          December 31, 1998 (Exhibit 99.2)

          Combined Statements of Cash Flows for the year ended
          December 31, 1999 and the period from February 13, 1998 (date
          of inception) to December 31, 1998 (Exhibit 99.2)                   4

          Notes to Combined Financial Statements (Exhibit 99.2)               5

(b)   Pro Forma Financial Information. Blue Rhino Corporation,
      Uniflame, IPP and Bison (on a consolidated basis)

          Unaudited Pro Forma Information (Exhibit 99.3)                      1

          Unaudited Pro Forma Balance Sheet as of
          January 31, 2000 (Exhibit 99.3)                                     2

          Notes to Unaudited Pro Forma Balance Sheet as of January 31,
          2000 (Exhibit 99.3)                                                 3

          Unaudited Pro Forma Statement of Operations for the twelve
          months ended July 31, 1999 (Exhibit 99.3)                           5

          Unaudited Pro Forma Statement of Operations for the six
          months ended January 31, 2000 (Exhibit 99.3)                        6

          Notes to the Unaudited Pro Forma Statements of Operations
          (Exhibit 99.3)                                                      7



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS - CONTINUED.

(c) Exhibits.

        23.1   Consent of FRIDUSS, LUKEE, SCHIFF & CO., P.C.

        23.2   Consent of ERNST & YOUNG LLP

        99.1   Financial Statements of Business Acquired - UNIFLAME

        99.2   Financial Statements of Business Acquired - BISON AND IPP

        99.3   Pro Forma Financial Information



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BLUE RHINO CORPORATION
                              (Registrant)


                              By: /s/ Mark Castaneda
                                 ------------------------------------
                                 Secretary and Chief Financial Officer

DATED: June 13, 2000



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                                  EXHIBIT INDEX


       Exhibit
       Number                      Description
       -------                     -----------

        23.1   Consent of FRIDUSS, LUKEE, SCHIFF & CO., P.C.

        23.2   Consent of ERNST & YOUNG LLP

        99.1   Financial Statements of Business Acquired - UNIFLAME

        99.2   Financial Statements of Business Acquired - BISON AND IPP

        99.3   Pro Forma Financial Information



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